Exhibit 10.1



                           PLAN FOR EXCHANGE OF CLAIMS
                                       AND
                                 RE-ORGANIZATION

     This Plan for Exchange of Claims and Re-Organization (the "Plan of Exchange") is entered into this 24th day of November 2006 by and between WGL Entertainment Holdings, Inc. ("WGL Entertainment" or the "Issuer") and DLC Capital Group, LLC ("DLC Capital" or the "Lender").

                            W I T N E S S E S T H :

     WHEREAS, DLC Capital is in the business of providing financial support for companies, such as WGL Entertainment, and, in fact, DLC Capital has provided debt financing to WGL Entertainment;

     WHEREAS, as a result, as evidenced by the various promissory notes, debentures, and debt memoranda in existence between the Parties prior to the execution of this Plan of Exchange, as are set forth in SCHEDULEI attached
                                                        ---------
hereto (the "Original Debt Instruments"), WGL Entertainment is indebted to DLC Capital (the "Original Debt");

     WHEREAS, there are issues between the Parties as to the procedure for the discharge by WGL Entertainment of its obligations to DLC Capital pursuant to the Original Debt Instruments;

     WHEREAS, the Parties acknowledge that the Original Debt, as evidenced by the Original Debt Instruments, constitutes a claim (the "Original Claim") which DLC Capital has against WGL Entertainment;

     WHEREAS, in order to arrive at a mutually acceptable and amicable resolution of these issues, the Parties have agreed

          (a) that WGL Entertainment shall be deemed to indebted to DLC Capital in the amount of at least approximately approximately $795,252.00 (the "Revised Debt"), which sum includes unpaid interest, legal fees, and other related expenses; and

          (b) that the Revised Debt be evidenced by a new written instrument, in the form attached hereto as EXHIBIT A (the "Revised Note");
                                 ---------

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     WHEREAS, the Parties acknowledge that the Revised Debt, as evidenced by the
Revised Note when executed, shall constitute a claim (the "Revised Claim") which DLC Capital shall have against WGL Entertainment;

     WHEREAS, it is the intent of the Parties that, subject to the terms of this Plan of Exchange, the Revised Claim (and, therefore, the Revised Debt) shall be exchanged for the Original Claim (and, therefore, the Original Debt);

      WHEREAS, the Parties have agreed to petition a court of competent jurisdiction (the "Court") for entry of an order (the "Order"), which, pursuant to Section 3 (a) (10) of the Securities Act of 1933, as amended (the "Securities Act") and Section 517.061 (5), Florida Statutes (collectively, the "Exemption Statutes"), would approve this Plan of Exchange and

          (a) declare that the Revised Claim (and, therefore, the Revised Debt) may be exchanged for the Original Claim (and, therefore, the Original
     Debt); and

          (b) declare that the Revised Note may be exchanged for the Original Debt Instruments.

     WHEREAS, the agreement of the Parties that the Revised Claim (and, therefore, the Revised Debt) may be exchanged for the Original Claim (and, therefore, the Original Debt) and that the Revised Note may be exchanged for the Original Debt Instruments shall be expressly conditioned upon entry of an Order by Court approving this Plan of Exchange; and

     WHEREAS, the Parties wish to memorialize their relationship by executing this Plan of Exchange.

                           N O W   T H E R E F O R E ,

     In consideration of the Promises and Mutual Covenants contained herein, given by each Party to the other in order to induce the other to enter into this Plan of Exchange, and for other good and valuable consideration, the truth and sufficiency of which are acknowledged, the Parties agree as follows:

     1.      EXCHANGES; LENDER'S RIGHTS.

     The rights and obligation of the Lender under this Plan of Exchange are subject to the following approval, terms, and conditions:

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          (a) upon the Order of the Court being approved by the Lender, which approval the Lender may arbitrarily withhold in the exercise of its absolute discretion; and

          (b) upon the receipt by the Lender (or any designee of the Lender), pursuant to the Revised Note, and on a continuous basis, of the number of "Exchange Shares" called for by any "Notice of Exchange", as those terms are defined in the Revised Note,

               (i) without any legend restricting transfer being affixed to or noted on said Exchange Shares;

               (ii) with said Exchange Shares not being subject to any stop-transfer restrictions; and

               (iii) with said Exchange Shares being freely transferable on the books and records of the Issuer.

     Consequently, none of the provisions in this Plan of Exchange shall be binding upon either of the Parties until the Order of the Court is approved by the Lender, which approval the Lender may arbitrarily withhold in the exercise of its absolute discretion.

     Moreover,

          (a) if any Exchange Shares are not issued and delivered to the Lender (or the Lender's designee) by the Issuer in the manner and within the time frame required by any Notice of Exchange; or

          (b) if any Exchange Shares are issued and delivered to the Lender (or the Lender's designee) by the Issuer

               (i) with any legend restricting transfer being affixed to or noted on said Exchange Shares; or

               (ii) being subject to any stop-transfer restrictions;

     or

               (iii) not being freely transferable on the books and records of the Issuer, then, at the Lender's option, the Lender may declare, and, if so, the Issuer hereby agrees, that the Original Debt Instruments and the Original Debt (reduced by any principal payment made under the Revised Note) remain, and continue to be, in full force and effect, and, if so, the Issuer also hereby agrees that any statute of limitations, laches, or any other defenses with respect to the Original Debt or the Original Debt Instruments are waived by the Issuer.

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     2.   PROCEDURE FOR EXCHANGE OF THE REVISED NOTE FOR THE ORIGINAL DEBT
          INSTRUMENTS.

     Upon the approval by the Lender of the Order of the Court,

          (a) the Issuer shall deliver the Issuer's Revised Note to the Lender, duly executed by the Issuer, and dated as at the date this Agreement is executed; and, simultaneously,

          (b) the Lender shall deliver to the Issuer the Original Debt Instruments marked "Repayment hereunder by the Issuer is subject to that certain Plan for Exchange of Claims and Re-Organization dated November 24th, 2006 by and between WGL Entertainment Holdings, Inc. and DLC
     Capital Group, LLC." The exchange of these Claims and the Securities which evidence them, to wit: the Original Debt Instruments and the Revised Note, shall take place at the offices of counsel to the Lender soon as practicable following the execution of this Agreement.

     3.   THE LENDER'S WARRANTIES AND REPRESENTATIONS.

     The Lender represents and warrants to, and covenants and agrees with the Issuer as follows:

          (a) The Lender is not now, nor in the future will become nor allow itself to become, an Affiliate of the Issuer.

          (b) The Lender is a limited liability Issuer duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. The Lender has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted.

          (c) This Plan of Exchange has been duly authorized, validly executed and delivered on behalf of the Lender and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. All corporate action on the part of the Lender or its members necessary for the authorization, execution, delivery and performance of this Plan of Exchange has been taken.

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          (d) The execution and delivery of this Plan of Exchange do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the charter or operating agreement of the Lender, and any amendments thereto, or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law ordinance, rule or regulation applicable to the Lender its properties or assets.

          (e) The Lender understands that the Revised Note is registered under the Securities Act and is being offered and sold to the Lender in reliance on specific exemptions from the registration requirements of Federal and State securities laws, and that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Revised Note.

          (f) The Lender has had an opportunity to receive and review all material information and financial data and to discuss with the officers of the Issuer, and all matters relating to the securities, financial condition, operations and prospects of the Issuer and any questions raised by the Lender have been answered to the Lender's satisfaction.

          (g) The Lender acknowledges that the acquisition of the Revised Note involves a high degree of risk. The Lender has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Issuer's Revised Note.

     4.   THE ISSUER'S WARRANTIES AND REPRESENTATIONS.

     The Issuer represents and warrants to, and covenants and agrees with the Issuer as follows:

          (a) The Issuer is not now, nor in the future will become nor allow itself to become, an Affiliate of the Lender.

          (b) The Issuer is a corporation duly organized and validly existing under the laws of the jurisdiction in which it was incorporated. The Issuer has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Issuer is qualified to do business as a foreign business organization in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a "Material Adverse Effect" on the

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     Issuer, the term "Material Adverse Effect" as used in this Plan of Exchange meaning and encompassing any change in or effect on the business of the Issuer that, individually or in the aggregate (taking into account all other such changes or effects), is, or is reasonably likely to be, materially adverse to the business, assets, liabilities, financial condition, results of operations of the Issuer, or of its ability to perform under the Revised Note, taken as a whole, except to the extent any such change or effect results from or is attributable to changes in general economic conditions or changes affecting the industry generally in which Issuer operates (provided that such changes do not affect the Issuer in a materially disproportionate manner).

          (c) This Plan of Exchange has been duly authorized, validly executed and delivered on behalf of the Issuer and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally. All corporate action on the part of the Issuer or its members necessary for the authorization, execution, delivery and performance of this Plan of Exchange has been taken.

          (d) The execution and delivery by the Issuer of the Revised Note and the consummation by the Issuer of the other transactions contemplated hereby and thereby do not, and compliance with the provisions of this Plan of Exchange and will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien (as such term is hereinafter defined) upon any of the properties or assets of the Issuer or any of its Subsidiaries under, or result in the termination of, or require that any consent be obtained or any notice be given with respect to (i) the Articles or Certificate of Incorporation or By-Laws of the Issuer or the comparable charter or organizational documents of any of its Subsidiaries, in each case as amended to the date of this Plan of Exchange or as required to be amended to comply with this Agreement, (ii) any loan or credit agreement, Revised Note, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to the Issuer or any of its Subsidiaries or their respective properties or assets or (iii) any Law (as such term is hereinafter defined) applicable to, or any judgment, decree or order of any court or government body having jurisdiction over, the Issuer or any of its Subsidiaries or any of their respective properties or assets.

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          (e) The Revised Note has been duly and validly authorized for issuance by the Issuer and, when executed and delivered by the Issuer, will be a valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

          (f) The Issuer is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The issuer's Common Stock is traded on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc. ("OTCBB") under the symbol "WGFL", and the Issuer has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such trading.

          (g) The Issuer has properly filed with the Commission all reports, proxy statements, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since becoming subject to such Acts (the "Commission Filings"). As of their respective dates, (i) the Commission Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such Commission Filings and (ii) to the best of the current management's and Board of Directors' knowledge, none of the Commission Filings contained at the time of its filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the Commission Filings, as of the dates of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except in the case of unaudited statements permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented the consolidated financial position of the Issuer and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described therein).

          (h) There is no fact known to the Issuer (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in the Commission Filings that (i) reasonably could be expected to have a Material Adverse Effect or (ii) reasonably could be expected to materially and adversely affect the ability of the Issuer to perform its obligations pursuant to the Documents.

          (i) Assuming the accuracy of the representations and warranties of the Lender set forth herein, the offer and sale by the Issuer of the Revised
     Note is exempt from the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the Commission thereunder, the Issuer shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of any security similar to the Revised Note) which will make unavailable the exemption from Securities Act registration being relied upon by the Issuer for the offer and sale to the Lender of the Revised Note as contemplated by this Plan of Exchange.

          (j) No form of general solicitation or advertising has been used or authorized by the Issuer or any of its officers, directors or Affiliates in connection with the offer or sale of the Revised Note as contemplated by this Plan of Exchange or any other agreement to which the Issuer is a party.

          (k) As at the date of the execution of this Re-Organization Agreement, the authorized capital stock of the Issuer consists of

               (i) 10,000,000,000 shares of Common Stock, Par Value $.001 per share, (A) of which 4,522,805,663 shares are issued and outstanding as of the date hereof and are fully paid and non-assessable; and

               (ii) 10,000,000 shares of Series A non-convertible, redeemable Preferred Stock, Par Value $.001 per share,

                    (A) of which 10,000,000 shares are issued and outstanding as of the date hereof and are fully paid and non-assessable; and

               (iii) no other securities except as set forth the Issue's Form 10-QSB for the quarterly period ended September 30, 2006, as recently filed with the SEC.

          (l) The Issuer understands and acknowledges the potentially dilutive effect on its Common Stock upon the exercise of the exchange provisions of the Revised Note.

          (m) The Issuer further acknowledges that its obligation to issue Exchange Shares upon the exercise of the exchange provisions of the Revised
     Note in accordance with this Plan of Exchange is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Issuer and notwithstanding the commencement of any case under 11 U.S.C. Sec. 101 et seq. (the "Bankruptcy Code"). In the event the Issuer is a debtor under the Bankruptcy Code, the Issuer hereby waives to the fullest extent permitted any rights to relief it may have under the Bankruptcy Code in respect of the exchange provisions of the Revised Note.

     5.     CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          (a) So long as the Lender beneficially owns any interest in the Revised Note, the Issuer shall timely file, including any requests for extension or notices of late filings, all reports required to be filed by it with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

          (b) Except to the extent the Issuer lists its Common Stock on The New York Stock Exchange, The American Stock Exchange or The NASDAQ Stock Market or other nationally recognized securities exchange, the Issuer shall use its best efforts to maintain its listing of the Common Stock on OTCBB. If the Common Stock is de-listed from OTCBB, the Issuer will use its best efforts to list the Common Stock on the most liquid national securities exchange or quotation system that the Common Stock is qualified to be listed on.

          (c) The Issuer shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true, and correct entries shall be made of its transactions, all in accordance with GAAP applied on consistent basis through all periods, and shall set aside on such books for each fiscal year all such reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

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          (d) Except as permitted by agreements existing on the date of execution hereof, so long as the Revised Note is outstanding, neither the Issuer nor any of its Subsidiaries shall, directly or indirectly, enter into any material transaction or agreement with any stockholder, officer, director or Affiliate of the Issuer or family member of any officer, director or Affiliate of the Issuer, unless the transaction or agreement is
     (i) reviewed and approved by a majority of Disinterested Directors (as such term is hereinafter defined) and (ii) on terms no less favorable to the Issuer or the applicable Subsidiary than those obtainable from a nonaffiliated person. A "Disinterested Director" shall mean a director of the Issuer who is not and has not been an officer or employee of the Issuer and who is not a member of the family of, controlled by or under common control with, any such officer or employee.

          (e) Until all amounts due under the Revised Note are paid, no dividends shall be declared or paid or set apart for payment nor shall any other distribution be declared or made upon any capital stock of the Issuer, nor shall any capital stock of the Issuer be redeemed, purchased or otherwise acquired [other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan (including a stock option plan)] of the Issuer for any consideration by the Issuer, directly or indirectly, nor shall any moneys be paid to or made available for a sinking fund for the redemption of any Common Stock.

          (f) Until all amounts due under the Revised Note are paid, the Issuer irrevocably agrees to reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient amount of its Common Stock to meet its obligations to issue Exchange Shares upon the exercise of the exchange provisions of the Revised Note in accordance with this Plan of Exchange. Initially, the Issuer shall, for that purpose, reserve and keep available 2,000,000,000 shares of its authorized but unissued Common Stock.

          (g) Until all amounts due under the Revised Note are paid, the Lender agrees and covenants on its behalf and on behalf of its affiliates that neither the Lender, nor its affiliates shall at any time engage in any short sales with respect to the Issuer's Common Stock, or sell put options or similar instruments with respect to the Issuer's Common Stock.

          (h) Until all amounts due under the Revised Note are paid, the Issuer agrees not to incur additional debt through third party financing without giving the Lender a right of first refusal. The Lender shall be entitled to a right of first refusal to enable it to, at Holder's option, either: (i) match the terms of the other financing, or (ii) add additional principal to this Revised Note, in the amount of such other financing, on the same terms and conditions as this Revised Note. The Lender must exercise such right of first refusal within ten (10) days of the Lender's receipt of written notice of the Issuer's intent to seek said financing. In the event the Lender does not elect to exercise said right of first refusal, it has the right to demand repayment of 150% of the outstanding principal and accrued interest on the Revised Note as a pre-condition to the Issuer closing on said third party financing. For purposes of this Right of First Refusal, the Issuer shall be defined to include all subsidiaries in which the Issuer holds a twenty-five percent (25%) or greater interest, all successors and assigns.

          (i) Until all amounts due under the Revised Note are paid, the Issuer shall refrain from entering into agreements, arrangements or understandings similar to this one with other persons (the "Exclusivity Right"). If the Issuer, for the purpose of obtaining any additional financing, wishes to enter into any other agreements, arrangements or understandings similar to this one (a "Similar Re-Organizational Agreement") with a party other than the Lender (the "Third Party"), the Issuer shall first offer (the "Offer") to the Lender, in writing, the right to enter into a Similar Plan of Exchange. The Offer shall grant the Lender the right during the five (5) Trading Days immediately following the date of the Offer to elect to enter into a Similar Plan of Exchange. If the Lender so exercises its right to enter into a Similar Plan of Exchange, the Issuer and the Lender shall do so, and the Similar Plan of Exchange shall replace this Plan of Exchange. If the Lender fails to enter into a Similar Plan of Exchange, then the Issuer shall be free to enter into a Similar Plan of Exchange with the Third Party.

          (j) Until all amounts due under the Revised Note are paid, the Issuer agrees and covenants that it shall maintain, as its transfer agent, an organization with the capability to electronically deliver securities via The Depository Trust Company's ("DTC") Fast Automated Securities Transfer Program through its Deposit Withdrawal At Custodian ("DWAC") system.

          (k) Except as otherwise has been disclosed as of the date of this Agreement, until all amounts due under the Revised Note are paid, the Issuer agrees and covenants that it shall not enter into any agreements which shall result in a lien, encumbrance, mortgage, security agreement, or direct claim against any asset or revenues of the Issuer or any of its affiliates; provided however, the Issuer may enter into transactions which are in the ordinary course of business, or which create a purchase money security interest against an a newly acquired asset.

          (l) Until all amounts due under the Revised Note are paid, the Issuer agrees and covenants that it will not enter into any extraordinary transactions which would materially alter the business of the Issuer, including but not limited to, the sale of all, or substantially of its assets, the sale of any subsidiary or the spin-off of a subsidiary, unless the purchaser of such assets or subsidiary, or board of directors, and shareholders if necessary, of such spun off entity, affirmatively provide written agreement to be a party to and bound by the terms and conditions of this Agreement, jointly and severally with the Issuer.

          (m) Without the Lender's prior written consent, which consent shall not be unreasonably withheld, the Issuer shall not undertake any capital reorganization, reclassification of its Common Stock (by way of forward or reverse split, or otherwise) or the consolidation or merger of the Issuer with or into another corporation (other than a consolidation or merger in which the Issuer is the surviving corporation).

          (n) There is no finder's fee, brokerage commission or like payment in connection with the transactions contemplated by this Plan of Exchange for which the Lender or the Issuer is liable or responsible.

          (o) The Exchange Shares, whether issued in certificated form (or transferred electronically through the DWAC system) shall, and need not, bear a Restrictive Legend. To that end, the Issuer shall deliver to its Transfer Agent the opinion of Guy K. Stewart, Jr., Esq., Special Counsel to the Issuer, which shall state

               (i) that the certificates (and/or shares transferred through the DWAC system) representing the Exchange Shares, shall, and need not, bear any legend restricting transfer the transfer thereof, shall not be subject to any stop-transfer restrictions, may be offered for sale, transfer or assignment immediately upon receipt thereof by the holder (or its designees), and otherwise shall be freely transferable on the books and records of the Issuer;

               (ii) that it shall not be necessary for a separate opinion of counsel to be prepared and deliver to the Transfer Agent each time Notice of Exchange is delivered to the Issuer; and

               (iii) that once this opinion of counsel has been issued, the Issuer will not repudiate it, and if the Transfer Agent requests that a separate opinion be submitted with successive Notices of Exchanges, the Issuer will retain Guy K. Stewart, Jr., Esq. to do so.

          (p) The information furnished by the Parties to each other for purposes of or in connection with this Plan of Exchange or any transaction contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

     6.   CONDITIONS  TO  THE  ISSUER'S  OBLIGATIONS.

     The Lender understands that the Issuer's obligation to perform pursuant to this Plan of Exchange is conditioned

          (a) upon the accuracy, on, as of, and, as at the day this Plan of Exchange is executed, of the representations and warranties of the Lender contained in this Plan of Exchange (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by the Lender in all material respects of all covenants and agreements of the Lender required to be performed by it pursuant to this Plan of Exchange;

          (b) upon there not being threatened, pending, or in effect any proceeding, law or order, ruling, judgment or writ of any court or public or governmental authority:

               (i) restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Plan of Exchange; or

               (ii) asserting that the transactions contemplated by this Plan of Exchange are subject to the registration requirements of the Securities Act; or

               (iii) no Stop Order suspending the sale of the Issuer's Securities having been issued, and no proceedings for that purpose shall having been commenced or being pending.

     7.   CONDITIONS TO THE LENDER'S OBLIGATIONS.

     The Issuer understands that the Lender's liability and its obligation to perform hereunder, is conditioned

          (b) upon the accuracy, on, as of, and, as at the day this Plan of Exchange is executed, of the representations and warranties of the Issuer contained in this Plan of Exchange, and the performance by the Issuer in all material respects of all covenants and agreements of the Issuer required to be performed by it pursuant to this Plan of Exchange;

          (c) upon there not having occurred any event or development, and there being in existence no condition, having or which reasonably and foreseeably could have a Material Adverse Effect upon the Issuer;

          (d) upon the Lender having received such additional documents, certificates, payment, assignments, transfers and other deliveries as it or its legal counsel may reasonably request, including due diligence documents, and as are customary to effect a closing of the matters herein contemplated;

          (e) upon there not being threatened, pending, or in effect any proceeding, law or order, ruling, judgment or writ of any court or public or governmental authority:

               (i) restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Plan of Exchange; or

               (ii) asserting that the transactions contemplated by this Plan of Exchange are subject to the registration requirements of the Securities Act; or

               (iii) no Stop Order suspending the sale of the Issuer's Securities having been issued, and no proceedings for that purpose shall having been commenced or being pending; and

          (f) the delivery of the Revised Note by the Issuer to the Lender, duly executed by the Issuer, and dated as at the date this Agreement is executed.

     8.  NOTICE.

          (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

               (i) by telephonic facsimile, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sender's transmission confirmation receipt showing the successful receipt thereof by the recipient;

               (ii) by nationally recognized courier or overnight delivery service in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee;

               (iii) by United States sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given at the time that records of the United States Postal Service indicate the writing was delivered to the addressee.

          (b) Notice shall be sent:

               (i) If to WGL Entertainment, to:

                   WGL Entertainment Holdings, Inc.
                   963 Helmsley Court
                   Unit 107
                   Lake Mary, Florida 32746

                   Attention:     Michael S. Pagnano, CEO

                   Voice Telephone Number        (407)  328  -  8538
                   Facsimile Telephone Number    (407)  328  -  8540
                   Cellular Telephone Number     (908)  512  -  4959

                   With a copy to:

                   Guy K. Stewart, Jr., Esq.
                   502 Palm Street
                   Number 5
                   West Palm Beach, Florida 33401

                   Voice Telephone Number        (561)  659  -  1810
                   Facsimile Telephone Number    (561)  659  -  3888

                   (ii)     If to DLC Capital, to:

                    DLC Capital Group, LLC
                    4400 Route 9 South
                    Suite 1000
                    Freehold, New Jersey 07728

                    Attention:     Joseph A. Fierro, President


                    Voice Telephone Number:       (732)  303  -  7487
                    Facsimile Telephone Number:   (732)  303  -  7488
                    Cellular Telephone Number:    (732)  239  -  7523

                    With a copy to:

                    Guy K. Stewart, Jr., Esq.
                    502 Palm Street
                    Number 5
                    West Palm Beach, Florida 33401

                    Voice Telephone Number       (561)  659  -  1810
                    Facsimile Telephone Number   (561)  659  -  3888

                   (iii)     If to WGL Entertainment's Transfer Agent, to

                    Registrar and Transfer Issuer
                    10 Commerce Drive
                    Cranford, New Jersey 07016

                    Attention:     Thomas L.  Montrone, President

                    Voice Telephone Number        (908)  497  -  2333
                    Facsimile Telephone Number    (908)  497  -  2314

               (iv) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.

          9. INDEMNIFICATION.

          (a) The Issuer agrees to indemnify and hold harmless the Lender, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Lender within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with its controlling persons from and against any Damages, joint or several, and any action in respect thereof to which the Lender, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such controlling person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of Issuer contained in this Plan of Exchange, as such Damages are incurred, unless such Damages result primarily from the Lender's gross negligence, recklessness or bad faith in performing its obligations under this Plan of Exchange.

          (b) The Lender agrees to indemnify and hold harmless the Issuer, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with its controlling persons from and against any Damages, joint or several, and any action in respect thereof to which the Issuer, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such controlling person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of the Lender contained in this Plan of Exchange, as such Damages are incurred, unless such Damages result primarily from the Issuer's gross negligence, recklessness or bad faith in performing its obligations under this Plan of Exchange; provided, however, that the maximum aggregate liability of the Lender shall be limited to the amount actually invested by the Lender under this Plan of Exchange.

          (c) All claims for indemnification by any Indemnified Party (as defined below) under this Plan of Exchange shall be asserted and resolved as follows:

               (i) In the event any claim or demand in respect of which any person claiming indemnification under any provision of SECTION 9(an
                                                                 ---------
          "Indemnified Party") might seek indemnity under SECTION 9 is asserted
                                                          ---------
          against or sought to be collected from such Indemnified Party by a person other than the Issuer, the Lender or any affiliate of the Issuer (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of SECTION 9 against any person (the
                                          ---------
          "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the

          Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending 15 calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under SECTION 9 and whether the Indemnifying Party desires, at its
                ---------
          sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

               (ii) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to SECTION 9, then the Indemnifying Party shall have the
                      ---------
          right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to SECTION 9). The
                                                       ---------
          Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (ii), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under SECTION 9
                                                          ---------
          with respect to such Third Party Claim.

               (iii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to SECTION 9, or if the
                                                   ---------
          Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this CLAUSE (III), if the Indemnifying Party
                                       -----------
          has notified the Indemnified Party within the Dispute Period that the
          Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the

          Indemnifying Party in the manner provided in CLAUSE (IV) below, the
                                                       ----------
          Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this CLAUSE (III) or of
                                                              -----------
          the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this CLAUSE (III), and the Indemnifying Party shall bear its own costs
               -----------
          and expenses with respect to such participation.

               (iv) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under
          SECTION 9 or fails to notify the Indemnified Party within the Dispute
          ---------
          Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Damages in the amount specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under SECTION 9, and the Indemnifying Party shall pay the amount
                      ---------
          of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of thirty (30) calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with SECTION 10
                          ----------

          (d) In the event any Indemnified Party should have a claim under
     SECTION 9 against the Indemnifying Party that does not involve a Third
     ---------
     Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under SECTION 9 specifying the nature of and basis
                                 ---------
     for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Damages in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under SECTION 9,
                                                                     ---------
     and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of thirty (30) calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with SECTION 10.
                                    ----------

     SECTION 10.  CHOICE OF LAW, VENUE, ARBITRATION, WAIVER OF JURY TRIAL.

          (a) All questions concerning the construction, validity, enforcement and interpretation of this Plan of Exchange shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof.

          (b) The Lender and the Issuer hereby mutually waive trial by jury

               IN THAT CONNECTION, EACH OF THE PARTIES WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS PLAN OF EXCHANGE, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

          (c) The Parties hereto irrevocably agree and consent that all disputes concerning this Plan of Exchange or any claim or issue of any nature whatsoever (whether brought by the Parties hereto) arising from or relating to this Plan of Exchange or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in Freehold, New Jersey (or the nearest town in which such arbitration may be conducted), which arbitration will proceed in accordance with the rules of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes.

          (d) The Parties hereby mutually waive trial by jury and consent to the exclusive jurisdiction of and the venue in the forum of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes in Freehold, New Jersey (or the nearest town in which such arbitration may be conducted), and, in addition, they waive, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such forum.

          (e) The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction; and

          (f) Each Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).

     11.     MISCELLANEOUS.

          (a) APPENDICES AND EXHIBITS; ENTIRE AGREEMENT. All Exhibits to this Plan of Exchange are incorporated herein by reference and shall constitute part of this Plan of Exchange. This Plan of Exchange sets forth the entire agreement and understanding of the Parties relating to the subject matter hereof and thereof, and it supersede all prior and contemporaneous agreements, negotiations and understandings between the Parties, both oral and written, relating to the subject matter hereof.

          (b) TITLE AND SUBTITLES. The titles and subtitles used in this Plan of Exchange are used for the convenience of reference and are not to be considered in construing or interpreting this Plan of Exchange.

          (c) COUNTERPARTS. This Plan of Exchange may be executed in multiple counterparts, each of which may be executed by less than all of the Parties. each of which shall be deemed to be an original instrument which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one and the same instrument.

          (d) SEVERABILITY. In the event that any provision of this Plan of Exchange becomes or is declared by a court or other tribunal of competent jurisdiction to be illegal, unenforceable or void, this Plan of Exchange shall continue in full force and effect without said provision; provided, however, that such severability shall be ineffective if it materially changes the economic benefit of this Plan of Exchange to any party.

          (e) AMENDMENT; NO WAIVER. No Party shall be liable or bound to any other Party in any manner by any warranties, representations or covenants except as specifically set forth in this Plan of Exchange. Except as expressly provided in this Plan of Exchange, neither this Plan of Exchange nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto. The failure of the either Party to insist on strict compliance with this Plan of Exchange, or to exercise any right or remedy under this Plan of Exchange, shall not constitute a waiver of any rights provided under this Plan of Exchange, nor estopp a Party from thereafter demanding full and complete compliance nor prevent a Party from exercising such a right or remedy in the future.

          (f) INDEPENDENT CONTRACTOR. The Lender is an independent contractor and is not the agent of the Issuer. The Lender is not authorized to bind the Issuer or to make any representation or warranties on behalf of Issuer, and the Issuer is not authorized to bind the Lender or to make any representation or warranties on behalf of Lender.

          (g) ASSIGNMENT. The Lender's rights and duties in this Plan of Exchange may be freely assigned or delegated at any time, in whole or in part; provided, however, that any such delegation of the Lender's duties shall not relieve the Lender of its duties under this Plan of Exchange until full performance of such by any such delagatee. The Issuer's rights and duties in this Plan of Exchange may not be assigned or delegated.

          (h) TRANSACTION COSTS. Each Party shall bear its own legal fees and other out of pocket costs in connecting with the negotiation and execution of this Plan of Exchange; provided, however, that should the Holder of the Revised Note employ an attorney for the purpose of enforcing or construing the Revised Note, or any judgment based on the Revised Note, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the Lender shall be entitled to receive from the Issuer reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.

          (i) SURVIVAL. The representations, warranties and covenants made by each of the Issuer and the Lender in this Plan of Exchange, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Plan of Exchange shall survive the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the Party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Plan of Exchange or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the date of the execution of this Plan of Exchange.

          (j) TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Plan of Exchange.

          In Witness Whereof, the undersigned Parties have executed this Plan of Exchange as of the date first set forth above.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK


                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

                                THE ISSUER:

                                WGL ENTERTAINMENT HOLDINGS, INC.

                                By:/s/ Michael S. Pagnano
                                   -----------------------------
                                     Michael S. Pagnano, CEO



                                THE LENDER:

                                DLC CAPITAL GROUP, LLC.


                                By:/s/ Joseph A. Fierro
                                   ----------------------------
                                    Joseph A. Fierro, President







                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK





                   SCHEDULE I  APPEARS ON THE FOLLOWING PAGE
                   ---------

                                   SCHEDULE I
                                   ----------

                                       TO

                          PLAN FOR EXCHANGE OF CLAIMS
                                       AND
                                 RE-ORGANIZATION


THE VARIOUS PROMISSORY NOTES, REVISED NOTES, AND DEBT MEMORANDA ARE SET FORTH IN
                                 THIS SCHEDULE,
                      I.E., THE "ORIGINAL DEBT INSTRUMENTS"







                   EXHIBIT A    APPEARS ON THE FOLLOWING PAGE
                   ---------

                                    EXHIBIT A
                                    ---------

                                       TO

                          PLAN FOR EXCHANGE OF CLAIMS
                                       AND
                                 RE-ORGANIZATION


                              FORM OF REVISED NOTE


$_______________.00

Lake Mary, Florida                              November _____, 2006

PROMISE TO PAY

          For Value Received, on demand, WGL Entertainment Holdings, Inc. (the "Issuer" or the "Maker", as the text may require) promises to pay to the order of DLC Capital Group, LLC, or any successor thereto ("DLC Capital" or the "Holder") at the offices of the Holder, the principal sum of $__________________, together with interest at the rate of 6% per annum on the then outstanding unpaid principal balance.

     In the event of any default under this Revised Note, the unpaid principal balance and all accrued and unpaid interest thereon shall become immediately due and payable without notice or presentment, and the unpaid principal balance shall bear interest thereafter the rate of 10 % per annum on the then outstanding unpaid principal balance.

PREPAYMENT - IN CASH ONLY

     Prepayment may be made at anytime in whole or in part without penalty only in lawful currency of the United States of America. Each such payment shall be credited first to accrued and unpaid interest, and the remainder to the principal amount then outstanding.

REVISED NOTE IS SUBJECT TO ANOTHER AGREEMENT

     Unless expressly stated otherwise, this Revised Note is subject to that certain Plan for Exchange of Claims and Re-Organization dated November 24, 2006, by and between WGL Entertainment Holdings, Inc. and DLC Capital Group, LLC. (the "Plan of Exchange").

HOLDER'S EXCHANGE RIGHTS

     At the option of the Holder, the Holder shall have the right (the "Exchange Right"), but not the obligation, to exchange the debt evidenced by this Revised Note, either in whole or in part ("Exchanges"), up to the full principal amount of this Revised Note, together with any accrued and unpaid interest with respect to any such principal balance, into shares of Common Stock of the Issuer (the "Exchange Shares").

     Exchanges pursuant to this Revised Note may be exercised on any Business Day by the Holder by telecopying an executed completed Notice of Exchange (a "Notice"), in the form as set forth in EXHIBIT A - 1 hereto, to the Issuer and
                                       ------- - - -
to the Issuer's Transfer Agent.

     Such Notice shall be deemed dated and effective as at the date set forth on the Notice (the "Exchange Date").

     Such Notice of Exchange shall be given to the Issuer and to the Issuer's Transfer Agent in the manner set forth in the Plan of Exchange.

     The number of Exchange Shares into which the debt evidenced by this Revised Note may be exchanged shall be equal to (w) the dollar amount of the principal portion of the debt evidenced by this Revised Note being exchanged (together with any accrued and unpaid interest with respect to any such principal balance)
(x) divided by the "Exchange Price"; provided, however, that the Holder shall have the option to collect said dollar amount of interest (y) in cash, or (z) into a number of Exchange Shares, by dividing said dollar amount of interest by the Exchange Price.

     The "Exchange Price" shall be a number equal to 70 % of the highest closing bid price of the Common Stock of the Issuer as reported on the OTC Electronic Bulletin Board (the "OTC-BB"), or any exchange on which shares of the Issuer's Common Stock are traded, for any trading day on which the given Notice is received by the Issuer.

     FORM  OF  EXAMPLE  TO  AVOID  FUTURE  MISUNDERSTANDINGS

     Assume that the Maker is indebted to the Holder in the principal amount of $795,252.00.

          If the Holder wished to exchange principal (but no interest) in the amount of $10,000.00 for equity of the Maker on a day in which the highest closing bid price of the Common Stock of the Maker as reported on the OTC Electronic Bulletin Board was $0.02, the Holder would be entitled to receive 714,286 shares of WGL Entertainment Common Stock (i. e., Exchange Shares), as follows:

          1. The highest closing bid price of the Common Stock of WGL Entertainment as reported on the OTC Electronic Bulletin Board on that day was $0.02.

          2.   The Exchange  Price  is  equal  to  70  %  of  $0.02,  or $0.014.

          3.   $10,000  divided  by  $0.014  is  714,286  Exchange  Shares.

          4. Upon receipt of the 714,286 Exchange Shares, the principal balance would be reduced by $10,000.00, and the unpaid principal balance of the Revised Note would now be $785,252.00.

     If a later time the Holder wished to exchange principal (but no interest) in the amount of $30,000.00 for equity of WGL Entertainment on a day in which the highest closing bid price of the Common Stock of WGL Entertainment as reported on the OTC Electronic Bulletin Board was $0.04, the Holder would be entitled to receive 1,071,429 Exchange Shares, as follows:

          1. The highest closing bid price of the Common Stock of WGL Entertainment as reported on the OTC Electronic Bulletin Board on that day was $0.04.

          2.          The Exchange Price is equal to 70 % of $0.04, or $0.028.

          3.          $30,000 divided by $0.028 is 1,071,429 Exchange Shares.

          4. Upon receipt of the 1,071,429 Exchange Shares, the principal balance would be reduced by $30,000.00, and the unpaid principal balance of the Revised Note would now be $755,252.00 (A principal reduction of $10,000.00 per the First Example, followed by a principal reduction of $ 30,000.00 per the Second Example.) If a later time the Holder wished to exchange principal in the amount of $15,000.00 plus accrued interest in the amount of $3,724.53 (30 days of interest on previous principal balance of $755,252.00, for a total of $18,724.53) for equity of WGL Entertainment on a day in which the highest closing bid price of the Common Stock of WGL Entertainment as reported on the OTC Electronic Bulletin Board was $0.05, the Holder would be entitled to receive 534,987 Exchange Shares, as follows:

          1. The highest closing bid price of the Common Stock of WGL Entertainment as reported on the OTC Electronic Bulletin Board on that day was $0.05.

          2. The Exchange Price is equal to 70 % of $0.05, or $0.035.

          3. $18,724.53 divided by $0.035 is 534,987 Exchange Shares. (If accrued interest is paid in cash, $15,000 divided by $.035 is 428,571 Exchange Shares.)

          4. Upon receipt of the 534,987 Exchange Shares INcluding accrued
                                                         --
     interest (or 428,571 Exchange Shares EXcluding interest), the principal
                                          --
     balance would be reduced by $15,000.00, and the unpaid principal balance of the Revised Note would now be $740,252.00 (A principal reduction of $10,000.00 per the First Example, followed by a principal reduction of $ 30,000.00 per the Second Example, followed by a principal reduction of $15,000.00.)

     MECHANICS OF EXCHANGES, RIGHTS AND DUTIES

          As promptly as practicable after the receipt of a Notice as aforesaid, but in any event not more than one (1) Business Day after the Transfer Agent's receipt of such Exchange Notice,

               (a) at the Holder's request, the Issuer shall cause its Transfer Agent to immediately transfer electronically the Exchange Shares as indicated in the Notice via The Depository Trust Company's ("DTC") Fast Automated SecuritiesTransfer Program through its Deposit Withdrawal At Custodian ("DWAC") system; or

               (b) at the Holder's request, the Issuer shall cause its Transfer Agent to issue and deliver via a common carrier for overnight delivery to the address as specified in the Exchange Notice, a certificate(s), registered in the name(s) of the Holder(s) or its designee(s) for the number of shares of Exchange Shares to which the Holder shall be entitled as set forth in the Notice.

     The Issuer shall, as indicated in the Notice,

          (a) pay cash to the Holder

               (i) in respect of any fraction of an Exchanged Share deliverable upon such Exchange; and

               (ii) as requested by and to the Holder for the amount of accrued and unpaid interest on this Revised Note as of the Exchange Date.

     The Notice shall state the name or names (with addresses) of the persons who are to become the holders of the Exchange Shares in connection with such Exchange. Such Exchange shall be deemed to have been effected as at the Exchange Date, and as at that date, the Person(s) designated in the Notice shall be deemed to have become the holder or holders of record of the shares of the Common Stock of the Issuer represented thereby, and all voting and other rights associated with the beneficial ownership of such shares of Common Stock of the Issuer shall at such time vest with such Person(s).

     No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

     If, at any time after the date of this Revised Note,

          (a) the Issuer challenges, disputes or denies the right of the Holder hereof to effect the exchange of this Revised Note into Exchange Shares or otherwise dishonors or rejects any Notice; or

          (a) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or legal proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the exchange of this Revised Note into Exchange Shares, then the Holder shall have the right, but not the obligation, by written notice to the Issuer, to require the Issuer to promptly redeem this Revised Note for cash at one hundred and fifty (150%) of the then outstanding Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of redemption.

     Under any of the circumstances set forth above, the Issuer shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in defending itself in any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

     The Holder shall be entitled to exercise its Exchange privilege notwithstanding the commencement of any case under the Bankruptcy Code. In the event the Issuer is a debtor under the Bankruptcy Code, the Issuer hereby waives to the fullest extent permitted any rights to relief it may have under the Bankruptcy Code in respect of the Holder's Exchange Privilege and this Revised Note. The Issuer agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under the Bankruptcy Code.

     No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be delivered upon Exchange of this Revised Note. Instead of any fractional Common Shares which otherwise would be delivered upon exchange of this Revised Note, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Current Market Price on the Exchange Date. No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

     The Issuer shall act as Registrar with respect to Exchange Rights and shall maintain an appropriate ledger containing the necessary information with respect to the exercise of Exchange Rights, including the number of shares of Common Stock issued pursuant to each Lender's Notice.

     EXCHANGE SHARES TO BE FREELY TRANSFERABLE

     The Exchange Shares, whether issued in certificated form (or transferred electronically through the DWAC system) shall, and need not, bear a Restrictive Legend. The Exchange Shares, whether issued in certificated form (or transferred electronically through the DWAC system) shall, and need not, bear a Restrictive Legend.

     To that end, the Issuer has, this day, delivered its Transfer Agent the opinion of Guy K. Stewart, Jr., Esq., Special Counsel to the Issuer, which states:

          (a) that the certificates (and/or shares transferred through the DWAC system) representing the Exchange Shares, shall, and need not, bear any legend restricting transfer the transfer thereof, shall not be subject to any stop-transfer restrictions, may be offered for sale, transfer or assignment immediately upon receipt thereof by the holder (or its designees), and otherwise shall be freely transferable on the books and records of the Issuer; and

          (b) that it shall not be necessary for a separate opinion of counsel to be prepared and deliver to the Transfer Agent each time Notice of Exchange is delivered to the Issuer.

     Furthermore, once this opinion of counsel has been issued, the Issuer will not repudiate it, and if the Transfer Agent requests that a separate opinion be submitted with successive Notices of Exchanges, the Issuer will retain Guy K. Stewart, Jr., Esq. to do so.

     ADJUSTMENTS

     The Exchange Price and the number of Exchange Shares deliverable upon Exchange of this Revised Note are subject to adjustment from time to time as follows:

          RECLASSIFICATION, ETC.

               In case the Issuer shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Issuer is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Issuer), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, spin-off or otherwise change the Capital Structure of a subsidiary, or effectuate a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Issuer is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Issuer, then the Holder of this Revised Note shall have the right thereafter, at its sole option, to (x) require the Issuer to prepay this Revised Note for cash at one hundred and fifty percent (150%) of the then outstanding Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment, (y) receive the number of shares of common stock of the successor or acquiring corporation or of the Issuer, if it is the surviving corporation, or of the subsidiary, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which the outstanding portion of this Revised Note may be exchange ed at the Exchange Price applicable immediately prior to such Fundamental Corporate Change or (z) require the Issuer, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, execute and deliver to the Holder a Revised Note with substantial identical rights, privileges, powers, restrictions and other terms as this Revised Note in an amount equal to the amount outstanding under this Revised Note immediately prior to such Fundamental Corporate Change. For purposes hereof, "common stock of the successor, subsidiary or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to prepayment and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions shall similarly apply to successive Fundamental Corporate Changes.

          ANTI-DILUTION ADJUSTMENT

               If and whenever after the date hereof, the Issuer shall issue or sell any shares of its Common Stock for a consideration per share less than the Exchange Price in effect immediately prior to the time of issue or sale, then forthwith the Exchange Price shall be reduced to the prices (calculated to the nearest tenth of a cent) determined by dividing (1) an amount equal to the sum of (aa) the number of shares of the Issuer's Common Stock outstanding immediately prior to such issue or sale (assuming the exchange of all securities convertible into shares of the Issuer's Common Stock) multiplied by the Exchange Price in effect immediately prior to such issue or sale, and (bb) the consideration, if any, received and deemed received by the Issuer upon such issue or sale, by (2) the total number of shares of the Issuer's Common Stock outstanding and deemed outstanding immediately after such issue or sale.

CERTAIN EXCHANGE LIMITS

     If, and to the extent that, on any date, the holding by the Holder of this Revised Note would result in the Holder's being deemed the beneficial owner of more than 4.99% of the then Issued and Outstanding number of shares of Common Stock of the Issuer, then the Holder shall not have the right, and the Issuer shall not have the obligation, to Exchange any portion of this Revised Note as shall cause such Holder to be deemed the beneficial owner of more than 4.99% of the then Issued and Outstanding number of shares of Common Stock of the Issuer.

     If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 4.99% of the then Issued and Outstanding number of shares of Common Stock of the Issuer, then the Issuer shall prepay in cash such portion of this Revised Note as shall cause such Holder not to be deemed the beneficial owner of more than 4.99% of the then Issued and Outstanding number of shares of Common Stock of the Issuer. Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Revised Note. Any and all interest paid on or prior to the date of such determination shall be deemed interest paid on the remaining portion of this Revised Note held by the Holder. Such prepayment shall be for cash at a prepayment price of one hundred and fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment.

TIME OF ESSENCE

     Time is of the essence for the performance of all obligations set forth in this Revised Note.

MISCELLANEOUS

     In case any provision of this Revised Note is held by a tribunal of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Revised Note will not in any way be affected or impaired thereby.

     Should the Holder of this Revised Note employ an attorney for the purpose of enforcing or construing this Revised Note, or any judgment based on this

Revised Note, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the Holder shall be entitled to receive from the Maker reimbursement for all of the Holder's reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.

     The Maker waives presentment, protest and notice of dishonor. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. The Holder may extend the time of payment of this Revised Note, postpone the enforcement hereof, grant any other indulgences without affecting or diminishing the Holder's right of recourse against the Maker, which right is hereby expressly reserved.

                         THE MAKER:

                         WGL ENTERTAINMENT HOLDINGS, INC.


                         By:
                             -----------------------------------------------
                             Michael S. Pagnano, as Chief Executive Officer, and not personally.




                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                  EXHIBIT A- I    APPEARS ON THE FOLLOWING PAGE
                  -------    -

                                  EXHIBIT A- 1
                                  ---------  -

                                       TO

                                  REVISED NOTE

                           FORM OF NOTICE OF EXCHANGE


                        WGL ENTERTAINMENT HOLDINGS, INC.

     The undersigned Holder of this Revised Note dated November ___, 2006 (the "Revised Note ") issued by WGL Entertainment Holdings, Inc. (the "Issuer") hereby irrevocably exercises its option

                    _______  to  Exchange  $_______.00  of  Principal  of  the
      ---------     Revised Note plus $______.00 of Accrued Interest into shares of Common Stock of the Issuer (the "Exchange Shares") in accordance with the terms of the Revised Note.

                                   OR

                    _______  to  Exchange  $_______.00  of  Principal  of  the
      ---------     Revised  Note into shares of Common Stock of the Issuer (the
                    "Exchange Shares"), and in addition to receive $______.00 of Accrued Interest in cash, in accordance with the terms of the Revised Note.

     The undersigned directs that the shares of Common Stock of the Issuer and the certificates therefor deliverable upon Exchange, together with any check in payment for fractional Common Stock (or payment for interest, if so indicated above), be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below.

     All capitalized terms used and not defined herein have the respective meanings assigned to them in the Revised Note.

     The Exchange to be effected pursuant hereto shall be deemed to have been effected at the date and time specified below, and as at that date, the Person(s) designated in this Notice shall be deemed to have become the holder(s) of record of the shares of the Common Stock of the Issuer represented thereby, and all voting and other rights associated with the beneficial ownership of such shares of Common Stock of the Issuer shall at such time vest with such Person(s).

DATE OF THIS NOTICE OF EXCHANGE                    ____________, 20 __

ORIGINAL REVISED NOTE AMOUNT                      $_____________.00

APPLICABLE EXCHANGE PRICE                         _________  %  of  the
                                                  highest  closing  bid price of
                                                  the Common Stock of the Issuer
                                                  as  reported  on  the  OTC
                                                  Electronic Bulletin Board (the
                                                  "OTC-BB"),  or any exchange on
                                                  which  shares  of the Issuer's
                                                  Common  Stock  are traded, for
                                                  any  trading  day on which the
                                                  given  Notice  is  received by
                                                  the  Issuer.


PRINCIPAL DOLLAR AMOUNT EXCHANGED                 $ _____________.00

ACCRUED BUT UNPAID INTEREST EXCHANGED             $ _____________.00

TOTAL SHARES TO BE EXCHANGED                       _______________ Shares

PRINCIPAL AMOUNT OUTSTANDING AFTER THIS EXCHANGE  $ _____________.00

NAME OF HOLDER                                     ______________________

DELIVERY INSTRUCTIONS

     PLEASE DWAC SHARES TO                         _______________________

     CLEARING AGENT                                _______________________

     DTC NUMBER                                    _______________________

     ACCOUNT NAME                                  _______________________

     ACCOUNT NUMBER                                _______________________

                    SIGNATURE OF HOLDER
                    By: /s/
                        -----------------------------
                           Name   Title


                             END OF PLAN OF EXCHANGE